WESTERN ASSET FUNDS II, INC.

Supplement Dated October 2, 2006

to the Prospectus and Statement of Additional Information

Dated May 1, 2006

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Fund goals, strategies and risks—High Yield Bond Fund” and “Management—High Yield Bond Fund”:

As previously disclosed, effective today, Salomon Brothers Institutional High Yield Bond Fund (“Fund”), a series of Salomon Brothers Institutional Series Funds Inc (“Series”), changed its name to “Western Asset Global High Yield Bond Portfolio”; and Series changed its name to “Western Asset Funds II, Inc.”

As part of its transforming the Fund into a “global” fund, the Board of Directors of the Fund appointed Western Asset Management Company Limited (“Western Asset Limited”) to also become a subadviser for the Fund, under an additional sub-advisory agreement between Western Asset Management Company (“Western Asset”) and Western Asset Limited. Western Asset Limited will provide certain advisory services to the Fund relating to currency transactions and investments in non-dollar-denominated debt securities. The current management fee of 0.55% will not increase, due to the addition of Western Asset Limited as a subadviser to the Fund, and will remain the same. The appointment of WAML as a subadviser of the Fund will also take effect on the date of this supplement.

Fee table

Due to some of the Fund’s expenses were being voluntarily waived or reimbursed by the Fund’s manager, the Fund’s actual total annual fund operating expenses were expected to be: 0.55%. These waivers and/or reimbursements are being reduced by management such that the actual total annual fund operating expenses are expected to be: 0.70%. These waivers and/or reimbursements may be reduced or terminated at any time.

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